                                                                    EXHIBIT 24.1


                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                          /s/ George S. Abrams
                                          --------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                     /s/ David R. Andelman
                                     ---------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                      /s/ George H. Conrades
                                      ----------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                       /s/ Philippe P. Dauman
                                       ----------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                     /s/ William H. Gray III
                                     -----------------------

                                  VIACOM INC.

                               Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                 /s/ Jan Leschly
                                 ---------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                      /s/ David T. McLaughlin
                                      -----------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                 /s/ Ken Miller
                                 --------------

                                  VIACOM INC.

                               Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                    /s/ Leslie Moonves
                                    ------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                      /s/ Frederic V. Salerno
                                      -----------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                   /s/ Brent D. Redstone
                                   ---------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                        /s/ Shari Redstone
                                        ------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                      /s/ William Schwartz
                                      --------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                          /s/ Ivan Seidenberg
                                          -------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                          /s/ Patty Stonesifer
                                          --------------------

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-3, S-4 or S-8 or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements previously filed with the Commission, and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with such registration statements or amendments thereto or supplements or amendments to such Prospectus, and (2) any registration statements, reports and applications to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of June, 2001.


                                      /s/ Robert D. Walter
                                      --------------------